1 A Technology and Material Science Company Bank of America Merrill Lynch 2015 Leveraged Finance Conference December 2, 2015 Presenters: Per Loof – Chief Executive Officer William Lowe – EVP & CFO

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates, and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations.

3 A global company – A historic brand Simpsonville Ciudad Victoria, Monterrey (2) & Matamoros (2), Mexico Evora, Portugal Pontecchio, Italy Landsberg, Germany Kyustendil, Bulgaria Anting-Shanghai, China Knoxville Carson City, NV Batam, Indonesia Chicago Suomussalmi, Finland Granna & Farjestaden, Sweden Suzhou, China (2) Skopje, Macedonia Founded in 1919 20 Manufacturing Plants 9800 Employees EASY TO BUY FROM 1,145 Components shipped per second Weymouth, UK

4 Driven by a passion for technology… …from our global innovation centers 501 KEMET Engineers 12,552 New Products in 2014 33 KEMET PhD Scientists 164 KEMET Patents

5 48% of Elements in the Periodic Table Used By KEMET

6 AUTOMOTIVE Design Wins

7 Consumer Electronic Design Wins

8 Cloud and Fog Design Wins

9 Race Car Design Wins

10 Radar System Design Wins

11 Wind and Solar Design Wins

12 Electric Motorcycle Design Wins

13 Design Wins Under the Ground

14 Design Wins in the Air

15 Design Wins in Your Body

16 Orion space capsule Next Generation Manned Space Flight Design Wins

E2Di In CY2015 we have designs wins on 911 projects worth $41.4M at full production

18 Dodd–Frank Wall Street Reform and Consumer Protection Act July 21, 2010 - USA

19 KEMET’s Solution K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore Completely conflict-free Ta supply chain

20

21 While Being Socially Responsible

22 • Hospital – “Doctor training” visits – Basic equipment – 13,836 cases treated in the last year • School – Teachers in place – Basic equipment and supplies – 1,493 students served this year • Infrastructure – Fresh water wells – Chlorination equipment – Solar powered street lights – Bridge/road construction and repair Social & Economic Sustainability Democratic Republic of Congo

23 Kisengo

24

25

26

2015 Excellence in Sustainability Award

28 Creating Operating Leverage and Growth Opportunities

29

30

31 Vertical Integration Strategy Has Lowered Material Cost of KEMET and Industry K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore Completely conflict-free Ta supply chain In FY 15 the Solid Capacitor Business Group Gross margin was improved by approximately 750 basis points solely attributable to Vertical Integration.

Restructuring • 11 factories shut down • 74 lines moved • 3 factories built • 2 companies purchased Film & Electrolytics

Scheduled Film & Electrolytic Labor Cost Reductions Fiscal 2016

Electronic Components KEMET CHARGED.

Achieved additional cost reduction of $3.0M/quarter as of 1Q FY16
Additional cost reduction run rate of $2.0M/quarter by 4Q FY16

- **Reduce Headcount by 240 (from Sept 2014 through Dec 2015):**
  - Reduce headcount by 241 3Q FY15 through 4Q FY16
  - Reduce Finland by 23 (move production to Macedonia and China)
  - Reduce Sweden by 22 (from automation providing 30% capacity increase)
  - Reduce Germany by 48 (move production to Macedonia)
  - Reduce US by 8 (re-organize & and cease operations)
  - Reduce Italy by 40 (re-organize)
  - Reduce China by 100 (move production to Evora)
- **Reduce 3 Operations:**
  - Cease Film in US (1Q), Lytics in China (3Q), and
  - Film in Germany (4Q)
- **Reduce labor cost in Italy:**
  - Increased productivity
  - decreased cost of temporary labor displacement programs (CIGO/CIGS)



Headcount in Western & Northern Europe
[Finland, Germany, Italy, England, & Sweden]
1,200
1,100
1,000
900
800
700
600
500
400
1Q 13
2Q
3Q
4Q
1Q 14
2Q
3Q
4Q
1Q 15
2Q
3Q
4Q
1Q 16
2Q
3Q
4Q

33

34 FEBG – Financial Data $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 $52.0 $54.0 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 FEBG Revenue & Adjusted EBITDA Revenue Adjusted EBITDA

35 Cost Rationalization Drives Margin Improvement 8.5% 9.7% 10.6% 11.2% 11.1% 11.5% 11.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 Sep-2015 LTM Adjusted EBITDA Margins

36 NEC TOKIN Inductors, Relays, Piezo, Sensors and EMI solutions

37 • NEC TOKIN Products • Capacitors  Tantalum  Supercapacitors • Electro-magnetic materials and devices  Inductors, Filters, Flex Suppression Sheets • Piezoelectric components • Electro-mechanical devices  Signal Relays  Power Relays NEC TOKIN Overview • On February 1, 2013 KEMET acquired a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) • NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices • Manufacturing locations in Japan, China, Vietnam, Philippines and Thailand AUTOMOTIVE TELECOMM INDUSTRIAL MEDICAL CONSUMER COMPUTER 37

38 NEC TOKIN Financial Highlights Dec-14 Mar-15 Jun-15 Sep-15 Sep-15 Quarters Ended (amounts in millions-USD) Cash ¥116.7 ¥122.1 ¥121.9 ¥118.0 $ 98.1 Total Debt 300.4 297.0 293.2 289.9 241.1 Net sales 135.8 137.1 138.7 144.0 117.4 Operating Income 2.6 3.5 1.8 2.5 2.0 Non-GAAP Measures EBITDA ¥16.0 ¥17.7 ¥16.2 ¥17.2 $ 14.0 TTM EBITDA ¥67.1 $ 54.7 (amounts in 100M JPY)

39 Summary Financial Information

40 Sales Summary - Q2 FY2016

41 Annual FY 2013, 2014 and 2015 Comparison U.S. GAAP Improvement of $57.5 million in operating income (loss) from FY13 to FY15 Gross margin % improved 4.0 percentage points from FY13 to FY15 Fiscal Year Ending ($ in millions) 3/31/2013 3/31/2014 3/31/2015 Total Revenues $823.9 $833.7 $823.2 Cost of sales 697.1 712.9 663.7 Gross Margin $126.8 $120.8 $159.5 % Margin 15.4% 14.5% 19.4% Operating Income (Loss) ($35.1) ($18.2) $22.4 % Margin -4.3% -2.2% 2.7% Net Income (Loss) ($82.2) ($68.5) ($14.1)

42 FY15 Q2 & FY16 Q2 Comparison U.S. GAAP (Unaudited) Margin trends continue to improve Quarter Ending ($ in millions) 9/30/2014 9/30/2015 Total Revenues $215.3 $186.1 Cost of sales 169.5 143.3 Gross Margin $45.8 $42.8 % Margin 21.3% 23.0% Operating Income (Loss) $12.8 $14.0 % Margin 5.9% 7.5% Net Income (Loss) $6.3 $7.2

43 FY15 Q2 & FY16 Q2 Comparison Non-GAAP * Total debt – cash, restricted cash, and cash equivalents ** Annual interest expense for FY15 was $38.9 million Quarter Ending ($ in millions) 9/30/2014 9/30/2015 Total Revenues $215.3 $186.1 Adjusted Gross Margin $46.4 $43.5 % Margin 21.6% 23.4% Adjusted Operating Income $16.1 $16.2 % Margin 7.5% 8.7% Adjusted Net Income (Loss) $2.4 $4.3 Adjusted EBITDA $25.9 $24.4 % Margin 12.0% 13.1% Supplemental D ata: Total Debt $402.1 $395.1 LTM Adjusted EBITDA $90.0 $91.9 Net Leverage * $337.6 $355.9 Quarterly Interest Expense** $9.7 $9.6

44 Quarterly Financial Summary $216 $213 $215 $201 $194 $188 $186 $- $50 $100 $150 $200 $250 Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 Sep-2015 Revenue $21 $20 $26 $28 $18 $20 $24 $- $5 $10 $15 $20 $25 $30 Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 Sep-2015 Adjusted EBITDA

45 Annual Financial Summary Revenue and Adjusted EBITDA Margins Adjusted EBITDA Capital Expenditures (Adjusted EBITDA – CapEx) CAPEX As a % of Revenue 5.6% 3.9% 2.7% Note: Amounts shown remove effects of machining business $ In millions $ In millions $ In millions $ In millions $824 $834 $823 7.6% 8.5% 11.1% $0 $200 $400 $600 $800 $1,000 FY 2013 FY 2014 FY 2015 $63 $71 $92 $0 $50 $100 $150 FY 2013 FY 2014 FY 2015 $17 $39 $70 $0 $20 $40 $60 $80 FY 2013 FY 2014 FY 2015 $46 $32 $22 $0 $10 $20 $30 $40 $50 FY 2013 FY 2014 FY 2015

46 Financial Highlights (1) Cash and cash equivalents includes $1.8M of restricted cash (2) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (3) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable. (4) Calculated by annualizing the current quarter's Cost of sales divided by current quarter's accounts payable. (Amounts in millions, except DSO and DPO) Jun 2015 Sep 2015 Cash and cash equivalents (1) $ 32.9 $ 39.2 Capital expenditures $ 5.8 $ 3.5 Short-term debt $ 6.0 $ 5.0 Long-term debt 388 388 Debt premium 2.3 2.1 Total debt $ 396.3 $ 395.1 Equity 130.5 130.3 Net working capital (2) 202.7 206.7 Days in receivables (DSO) (3) 47 46 Days in payables (DPO) (4) 47 45

47 Summary KEMET – Future Strategies • Driving organic growth in line with the technology market • Drive synergies with NEC TOKIN acquisition • Balance Sheet Improvements-increase cash/reduce debt • Timeless model targets remain 25% gross margin and 10% operating income

48 Follow KEMET Social Media

49 KEMET’s Commitment to a Conflict-Free Supply Chain e-Book http://www.kemet.com/conflictfree Learn More

50 Appendix

51 Adjusted Gross Margin Non-GAAP For the Quarters Ended (Amounts in thousands, except percentages) Sep 2014 Sep 2015 Net Sales $ 215,293 $ 186,123 Gross Margin $ 45,755 $ 42,806 Gross margin as a percentage of net sales 21.3% 23.0 % Adjustments: Plant start-up costs 1,114 187 Stock-based compensation expense 359 459 Inventory revaluation (821) — Adjusted Gross margin $ 46,407 $ 43,452 Adjusted gross margin as a percentage of net sales 21.6% 23.3%

52 Adjusted Operating Income (Loss) Non-GAAP For the Quarters Ended (Amounts in thousands) Sep 2014 Sep 2015 Operating income (loss) $ 12,770 $ 13,987 Adjustments: Restructuring charges 1,687 23 Stock-based compensation expense 958 1,328 ERP integration/IT transition costs 409 282 Legal expenses related to antitrust class actions — 541 Plant start-up costs 1,114 187 NEC TOKIN investment-related expenses 487 186 Net (gain) loss on sales and disposals of assets (550) (304) Inventory revaluation (821) — Adjusted operating income (loss) $ 16,054 $ 16,230

53 Adjusted Net Income (Loss) Non-GAAP For the Quarters Ended (Amounts in thousands) Sep 2014 Sep 2015 Net income (loss) $ 6,330 $ 7,194 Adjustments: Restructuring charges 1,687 23 Equity (income) loss from NEC TOKIN (232) (162) Inventory revaluation (821) — — Net (gain) loss on sales and disposals of assets (550) (304) Stock-based compensation expense 958 1,328 Legal expenses related to antitrust class actions — 541 ERP integration/IT transition costs 409 282 Change in value of NEC TOKIN options (6,600) (2,200) Plant start-up costs 1,114 187 Net foreign exchange (gain) loss (1,351) (3,171) NEC TOKIN investment-related expenses 487 186 (Income) loss from discontinued operations 1,400 — Amortization included in interest expense 583 217 Income tax effect of non-GAAP adjustments (1) 51 153 Adjusted net income (loss) $ 3,465 $ 4,274 Adjusted net income (loss) per share - basic $ 0.08 $ 0.09 Adjusted net income (loss) per share - diluted $ 0.07 $ 0.09 Weighted avg. shares - basic 45,400 45,767 Weighted avg. shares - diluted 52,521 50,004 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	Quarters Ended Sep 2013	Dec 2013	Mar 2014	Jun 2014	LTM Jun 2014
Net sales	208,449	207,339	215,821	212,881	844,490
Net income (loss)	(13,096)	(5,820)	(14,447)	(3,540)	(36,903)
Depreciation and amortization	11,951	11,762	12,175	10,797	46,685
Interest expense, net	9,897	10,342	10,658	10,453	41,350
Income tax expense (benefit)	1,444	1,033	(2,811)	1,282	948
EBITDA	10,196	17,317	5,575	18,992	52,080
Excluding the following items (Non-GAAP):					
Restructuring charges	1,364	2,194	5,954	1,830	11,342
Write down of long-lived assets	-	3,358	1,118	-	4,476
ERP integration costs	1,071	994	837	895	3,797
(Income) loss from discontinued operations	1,151	1,076	(103)	(6,943)	(4,819)
Plant start-up costs	1,050	485	669	1,647	3,851
Stock-based compensation	659	702	579	994	2,934
Plant shut-down costs	-	-	2,668	889	3,557
NEC TOKIN investment-related expenses	124	249	618	580	1,571
Infrastructure tax	-	-	1,079	-	1,079
Goodwill impairment	-	-	-	-	-
Equity (gain) loss from NEC TOKIN	1,243	(1,657)	4,127	1,675	5,388
(Gain) loss on sales and disposals of assets	42	29	(39)	365	397
Net foreign exchange (gain) loss	515	207	(449)	527	800
Long-term receivable write down	-	-	-	-	-
Change in value of NEC Tokin options	382	(1,716)	(1,777)	(4,100)	(7,211)
Inventory write downs	-	-	-	2,676	2,676
Adjusted EBITDA	**17,797**	**23,238**	**20,856**	**20,027**	**81,918**
LTM adjusted EBITDA margin					9.7%

54

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	Quarters Ended Dec 2013	Mar 2014	Jun 2014	Sep 2014	LTM Sep 2014
Net sales	207,339	215,821	212,881	215,293	851,334
Net income (loss)	(5,820)	(14,447)	(3,540)	6,330	(17,477)
Depreciation and amortization	11,762	12,175	10,797	10,177	44,911
Interest expense, net	10,342	10,658	10,453	10,284	41,737
Income tax expense (benefit)	1,033	(2,811)	1,282	2,583	2,087
EBITDA	17,317	5,575	18,992	29,374	71,258
Excluding the following items (Non-GAAP):					
Restructuring charges	2,194	5,954	1,830	1,687	11,665
Write down of long-lived assets	3,358	1,118	-	-	4,476
ERP integration costs	994	837	895	409	3,135
(Income) loss from discontinued operations	1,076	(103)	(6,943)	1,400	(4,570)
Plant start-up costs	485	669	1,647	1,114	3,915
Stock-based compensation	702	579	994	958	3,233
Plant shut-down costs	-	2,668	889	-	3,557
NEC TOKIN investment-related expenses	249	618	580	487	1,934
Infrastructure tax	-	1,079	-	-	1,079
Equity (gain) loss from NEC TOKIN	(1,657)	4,127	1,675	(232)	3,913
(Gain) loss on sales and disposals of assets	29	(39)	365	(550)	(195)
Net foreign exchange (gain) loss	207	(449)	527	(1,351)	(1,066)
Change in value of NEC Tokin options	(1,716)	(1,777)	(4,100)	(6,600)	(14,193)
Inventory write downs	-	-	2,676	(822)	1,854
Adjusted EBITDA	**23,238**	**20,856**	**20,027**	**25,874**	**89,995**
LTM adjusted EBITDA margin					10.6%

55

Adjusted EBITDA Reconciliation

Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	Quarters Ended Mar 2014	Jun 2014	Sep 2014	Dec 2014	LTM Dec 2014
Net sales	215,821	212,881	215,293	201,310	845,305
Net income (loss)	(14,447)	(3,540)	6,330	2,914	(8,743)
Depreciation and amortization	12,175	10,797	10,177	9,720	42,869
Interest expense, net	10,658	10,453	10,284	9,933	41,328
Income tax expense (benefit)	(2,811)	1,282	2,583	1,359	2,413
EBITDA	5,575	18,992	29,374	23,926	77,867
Excluding the following items (Non-GAAP):					
Restructuring charges	5,954	1,830	1,687	6,063	15,534
Write down of long-lived assets	1,118	-	-	-	1,118
ERP integration costs	837	895	409	671	2,812
(Income) loss from discontinued operations	(103)	(6,943)	1,400	164	(5,482)
Plant start-up costs	669	1,647	1,114	1,144	4,574
Stock-based compensation	579	994	958	1,232	3,763
(Gain) loss on early extinguishment of debt	-	-	-	(1,003)	(1,003)
Professional fees related to financing activities	-	-	-	1,142	1,142
Legal expenses related to antitrust class actions	-	-	-	409	409
Plant shut-down costs	2,668	889	-	-	3,557
NEC TOKIN investment-related expenses	618	580	487	485	2,170
Infrastructure tax	1,079	-	-	-	1,079
Equity (gain) loss from NEC TOKIN	4,127	1,675	(232)	(1,367)	4,203
(Gain) loss on sales and disposals of assets	(39)	365	(550)	(574)	(798)
Net foreign exchange (gain) loss	(449)	527	(1,351)	(1,257)	(2,530)
Change in value of NEC Tokin options	(1,777)	(4,100)	(6,600)	(2,500)	(14,977)
Inventory write downs	-	2,676	(822)	(927)	927
Adjusted EBITDA	**20,856**	**20,027**	**25,874**	**27,608**	**94,365**
LTM adjusted EBITDA margin					11.2%

56

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	Quarters Ended Sep 2014	Dec 2014	Mar 2015	Jun 2015	LTM Jun 2015
Net sales	215,293	201,310	193,708	187,590	797,901
Net income (loss)	6,330	2,914	(19,847)	(37,050)	(47,653)
Depreciation and amortization	10,177	9,720	10,074	9,917	39,888
Interest expense, net	10,284	9,933	10,016	10,010	40,243
Income tax expense (benefit)	2,583	1,359	3	(248)	3,697
EBITDA	29,374	23,926	246	(17,371)	36,175
Excluding the following items (Non-GAAP):					
Restructuring charges	1,687	6,063	3,437	1,824	13,011
ERP integration costs	409	671	1,273	4,369	6,722
(Income) loss from discontinued operations	1,400	164	-	-	1,564
Plant start-up costs	1,114	1,144	651	195	3,104
Stock-based compensation	958	1,232	1,328	1,279	4,797
(Gain) loss on early extinguishment of debt	-	(1,003)	-	-	(1,003)
Professional fees related to financing activities	-	1,142	-	-	1,142
Legal expenses related to antitrust class actions	-	409	435	718	1,562
NEC TOKIN investment-related expenses	487	485	226	224	1,422
Equity (gain) loss from NEC TOKIN	(232)	(1,367)	2,093	(1,585)	(1,091)
(Gain) loss on sales and disposals of assets	(550)	(574)	538	(58)	(644)
Net foreign exchange (gain) loss	(1,351)	(1,257)	(2,168)	1,049	(3,727)
Change in value of NEC Tokin options	(6,600)	(2,500)	11,100	29,200	31,200
Inventory write downs	(822)	(927)	(927)	-	(2,676)
Pension plan adjustment	-	-	-	312	312
Adjusted EBITDA	**25,874**	**27,608**	**18,232**	**20,156**	**91,870**
LTM adjusted EBITDA margin					11.5%

57

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	Quarters Ended Dec 2014	Mar 2015	Jun 2015	Sep 2015	LTM Sep 2015
Net sales	201,310	193,708	187,590	186,123	768,731
Net income (loss)	2,914	(19,847)	(37,050)	7,194	(46,789)
Depreciation and amortization	9,720	10,074	9,917	9,808	39,519
Interest expense, net	9,933	10,016	10,010	1,438	31,397
Income tax expense (benefit)	1,359	3	(248)	9,265	10,379
EBITDA	23,926	246	(17,371)	27,705	34,506
Excluding the following items (Non-GAAP):					
Restructuring charges	6,063	3,437	1,824	23	11,347
ERP integration costs	671	1,273	4,369	282	6,595
(Income) loss from discontinued operations	164	-	-	-	164
Plant start-up costs	1,144	651	195	187	2,177
Stock-based compensation	1,232	1,328	1,279	1,328	5,167
(Gain) loss on early extinguishment of debt	(1,003)	-	-	-	(1,003)
Professional fees related to financing activities	1,142	-	-	-	1,142
Legal expenses related to antitrust class actions	409	435	718	541	2,103
NEC TOKIN investment-related expenses	485	226	224	186	1,121
Equity (gain) loss from NEC TOKIN	(1,367)	2,093	(1,585)	(162)	(1,021)
(Gain) loss on sales and disposals of assets	(574)	538	(58)	(304)	(398)
Net foreign exchange (gain) loss	(1,257)	(2,168)	1,049	(3,171)	(5,547)
Change in value of NEC Tokin options	(2,500)	11,100	29,200	(2,200)	35,600
Inventory write downs	(927)	(927)	-	-	(1,854)
Pension plan adjustment	-	-	312	-	312
Adjusted EBITDA	**27,608**	**18,232**	**20,156**	**24,415**	**90,411**
LTM adjusted EBITDA margin					11.8%

58

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Fiscal Years Ended March 31, 2013	2014	2015
Net sales	$ 823,903	$ 833,666	$ 823,192
Net income (loss)	(82,182)	(68,503)	(14,143)
Depreciation and amortization	45,158	49,527	40,768
Interest expense, net	41,192	40,767	40,686
Income tax expense	3,281	1,482	5,227
EBITDA	7,449	23,273	72,538
Excluding the following items (Non-GAAP):			
Restructuring charges	18,719	14,122	13,017
Write down of long-lived assets	7,582	4,476	-
ERP integration costs	7,398	3,880	3,248
(Income) loss from discontinued operations	3,670	3,634	(5,379)
Plant start-up costs	6,122	3,336	4,556
Stock-based compensation	4,599	2,909	4,512
(Gain) loss on early extinguishment of debt	-	-	(1,003)
Professional fees related to financing activities	-	-	1,142
Legal expenses related to antitrust class actions	-	-	844
Plant shut-down costs		2,668	889
NEC TOKIN investment-related expenses	4,581	2,299	1,778
Infrastructure tax	-	1,079	-
Goodwill impairment	1,092	-	-
Equity (gain) loss from NEC TOKIN	1,254	7,090	2,169
Net curtailment and settlement gain on benefit plans	266	-	-
(Gain) loss on sales and disposals of assets	18	32	(221)
Net foreign exchange (gain) loss	(28)	(304)	(4,249)
Long-term receivable write down	-	1,444	-
Change in value of NEC Tokin options	-	(3,111)	(2,100)
Inventory write downs	-	3,886	-
Registration related fees	20	-	-
Adjusted EBITDA	**62,742**	**70,713**	**91,741**
Adjusted EBITDA margin	7.6%	8.5%	11.1%

59

60 Adjusted EBITDA Reconciliation - FEBG Non-GAAP Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Net income (2,316)$ (5,301)$ (4,573)$ 713$ 1,826$ Depr ciation and amortization 3,201 3,321 3,551 2,942 2,928 Restructuring 1,500 4,496 1,736 1,285 (748) Stock-based compensation 159 204 173 54 129 Revaluation (584) (690) (691) - - Plant startup costs 401 680 335 158 187 (Gain)/loss on disposal of fixed assets (551) (567) (142) (241) (313) Income (loss) from discontinued operations 1,400 164 - - - Adjusted EBITDA 3,210$ 2,307$ 389$ 4,911$ 4,009$ Quarters Ended

61 Adjusted EBITDA Reconciliation – NEC TOKIN Non-GAAP Dec-14 Mar-15 Jun-15 Sep-15 Sep-15 Quarters Ended (amounts in millions-USD) Op rating Income ¥2.6 ¥3.5 ¥1.8 ¥2.5 $ 2.0 Depreciation 13.4 14.2 14.4 14.7 12.0 EBITDA ¥16.0 ¥17.7 ¥16.2 ¥17.2 $ 14.0 TTM EBITDA ¥67.1 $ 54.7 (amounts in 100M JPY)

62 Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.

63 Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

64 Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.